UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          April 26, 2004

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7111 Fairway Drive, Suite 201 Palm Beach Gardens, Florida		33418

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:          (561) 227-0955

Not Applicable

(Former name or former address, if changed since last report)

1 of 9 pages

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

See Exhibit Index.

Item 12.	Results of Operations and Financial Condition.

On April 26, 2004, TBC Corporation issued a press release reporting its financial results for the three months ended March 31, 2004. The text of that press release is included as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
April 26, 2004	By /s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

		Located at
99.	Additional Exhibits.	Numbered Page
99.1	TBC Corporation Press Release dated April 26, 2004	4